Impairment of Goodwill	12 Months Ended
Mar. 31, 2026
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment of Goodwill

17. Impairment of Goodwill

(1)
Goodwill Allocated to CGU or CGU group

Annual impairment testing for goodwill was performed as of January 1, 2025 and 2026 for the years ended March 31, 2025 and 2026, respectively.

Goodwill resulting from the acquisition of PayPay Card Corporation was allocated to one CGU, PayPay Card CGU, which is included in the Payment segment, for impairment testing purposes. PayPay Card CGU includes PayPay Card Corporation acquired on October 1, 2022, which is retrospectively consolidated as if such transaction was executed by the Group prior to the transfer or April 1, 2021. On October 1, 2022, we acquired all of the shares of PayPay Card Corporation from Yahoo Japan Corporation (currently LY Corporation). Immediately prior to the acquisition, Yahoo Japan Corporation transferred its credit card merchant acquiring business to PayPay Card Corporation. The acquisition of PayPay Card Corporation was accounted for as a transaction under common control since we, Yahoo Japan Corporation and PayPay Card Corporation are all controlled by SBG.

The carrying amounts of goodwill allocated to the CGU or CGU group for impairment testing are as follows:

	(In millions of yen)
	March 31, 2025	March 31, 2026
PayPay Card CGU	9,176	9,176
Other CGUs or CGU groups	5,981	5,981
Total	15,157	15,157

(2)
Measurement Method for Recoverable Amounts of Goodwill

PayPay Card CGU

The recoverable amount of the CGU was determined based on a value in use calculation using cash flow projections and dividend projections for a period of up to five years from financial budgets approved by the Group’s management.

Cash flow projections and dividend projections take into account past experience and represent management’s best estimates.

The main assumptions used in the value in use calculation include the pre-tax discount rate, terminal growth rate and expected future dividends. These assumptions can be subject to significant adjustments due to factors such as marketing budgets and market conditions, such as competitors. Dividends beyond the planning periods were extrapolated using terminal growth rates. To estimate the pre-tax discount rate that reflects the time value of money and the risks specific to the CGU, the Group has assumed a risk-free rate equal to one-month average market yield on 10-year Japanese government bonds at the date of performing the annual impairment test. The Group also incorporates risk premiums, such as company specific premium including size risk premium and equity premium, in the pre-tax discount rate. The terminal growth rates are based on the long-term average inflation rates of Japan, which take into consideration external macroeconomic sources of data.

The significant assumptions used in the value in use calculations are as follows:

	For the year ended March 31, 2025
	Pre-tax discount rate	Terminal growth rate
PayPay Card CGU	10.2%	1.5%

	For the year ended March 31, 2026
	Pre-tax discount rate	Terminal growth rate
PayPay Card CGU	9.8%	1.4%

No impairment losses were recognized for goodwill for the years ended March 31, 2025 and 2026, as a result of the annual impairment testing.

(3)
Sensitivity to Changes in Assumptions

The Group conducted an analysis of the sensitivity of the impairment test to changes in the significant assumptions used to determine the recoverable amount for the CGU or CGU group.

For all the CGUs or CGU groups, in the opinion of the Group’s management, the recoverable amount has considerably exceeded the carrying amount of the CGU or CGU group, and the outcomes of the impairment tests are not sensitive to cause material changes in any of the assumptions underlying the cash flow projections, including discount rates, for the periods presented for the CGU or CGU group.